EXHIBIT 7(M)


                   AMENDED AND RESTATED JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that this Amendment No. 1 to Schedule 13D dated January 4, 2002, amending and supplementing the statement on Schedule 13D filed with the Securities and Exchange Commission on January 10, 2001 relating to the Common Shares, no par value, of Moore Corporation Limited, and such other amendments as may be filed by them hereafter, are being filed with the Securities and Exchange Commission on behalf of each of them.

January 4, 2002

                                    GREENWICH STREET CAPITAL PARTNERS II, L.P.
                                    GSCP OFFSHORE FUND, L.P.
                                    GREENWICH FUND, L.P.
                                    GREENWICH STREET EMPLOYEES FUND, L.P.
                                    TRV EXECUTIVE FUND, L.P.
                                    By: Greenwich Street Investments II, L.L.C.,
                                        its General Partner:


                                    By:     /s/ MATTHEW C. KAUFMAN
                                            ------------------------
                                            Matthew C. Kaufman
                                            Managing Director


                                    GREENWICH STREET INVESTMENTS II, L.L.C.


                                    By:     /s/ MATTHEW C. KAUFMAN
                                            ------------------------
                                            Matthew C. Kaufman
                                            Managing Director


                                    GSCP (NJ), L.P.
                                    By: GSCP (NJ), Inc., its General Partner:


                                    By:     /s/ MATTHEW C. KAUFMAN
                                            ------------------------
                                            Matthew C. Kaufman
                                            Manager Director


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                                    GSCP (NJ), INC.


                                    By:     /s/ MATTHEW C. KAUFMAN
                                            ------------------------
                                            Matthew C. Kaufman
                                            Managing Director



                                            /s/ ALFRED C. ECKERT III*
                                            ------------------------
                                            Alfred   C. Eckert III



                                            /s/ KEITH W. ABELL*
                                            ------------------
                                            Keith W. Abell



                                            /s/ SANJAY H. PATEL*
                                            -------------------
                                            Sanjay H. Patel



                                            /s/ RICHARD M. HAYDEN*
                                            ---------------------
                                            Richard M. Hayden


                                            /s/ ROBERT A. HAMWEE
                                            --------------------
                                            Robert A. Hamwee


                                            /s/ THOMAS V. INGLESBY*
                                            ----------------------
                                            Thomas V. Inglesby


                                            /s/ MATTHEW C. KAUFMAN
                                            ----------------------
                                            Matthew C. Kaufman


                                            /s/ CHRISTINE K. VANDEN BEUKEL*
                                            ------------------------------
                                            Christine K. Vanden Beukel


*By:     /s/ MATTHEW C. KAUFMAN
         /s/ ROBERT A. HAMWEE
         ------------------------
         Matthew C. Kaufman
         Robert A. Hamwee
         Attorneys-in-fact

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